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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 13, 2002
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                Date of Report (Date of Earliest Event Reported)

                             Hewlett-Packard Company
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             (Exact name of registrant as specified in its charter)

            Delaware                   1-4423                     94-1081436
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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                    3000 Hanover Street, Palo Alto, CA 94304
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               (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
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              (Registrant's telephone number, including area code)

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ITEM 5.        OTHER EVENTS.

               On February 13, 2002, Hewlett-Packard Company ("HP") issued a press release relating to its fiscal 2002 first quarter and 2002 guidance. The press release, entitled "HP Reports First Quarter Results; 5% Sequential Revenue Growth; 1.2 ppt Sequential Pro Forma Gross Margin Increase; Pro Forma EPS of $0.29" dated February 13, 2002 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press release dated February 13, 2002 entitled "HP Reports First Quarter Results; 5% Sequential Revenue Growth; 1.2 ppt Sequential Pro Forma Gross Margin Increase; Pro Forma EPS of $0.29."

Exhibit 99.2 Scripts prepared for use by Stephen J. Pavlovich, Carleton S. Fiorina and Robert P. Wayman for conference call at 1:30 p.m. PST, February 13, 2002, discussing fiscal 2002 first quarter and 2002 guidance.

ITEM 9.        REGULATION FD DISCLOSURE.

               On February 13, 2002 at 1:30 p.m. PST, in connection with HP's issuance of the foregoing press release, HP held a conference call and webcast to discuss the contents of the press release. Scripts prepared for use by Stephen J. Pavlovich, Carleton S. Fiorina and Robert P. Wayman on this conference call are furnished herewith as Exhibit 99.2 and incorporated by reference in this Item 9. The furnishing of these scripts is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials they contain include material investor information that is not otherwise publicly available. In addition, all of the information in the presentations is presented as of February 13, 2002, and HP does not assume any obligation to update such information in the future.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEWLETT-PACKARD COMPANY

Date: February 13, 2002             By:   /s/ CHARLES N. CHARNAS
                                       ---------------------------------------
                                        Name: Charles N. Charnas
                                        Title: Assistant Secretary

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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 12, 2002

Exhibit                            Description
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 99.1     Press release dated February 13, 2002 entitled "HP Reports First
          Quarter Results; 5% Sequential Revenue Growth; 1.2 ppt Sequential Pro Forma Gross Margin Increase; Pro Forma EPS of $0.29."

 99.2 Scripts prepared for use by Stephen J. Pavlovich, Carleton S. Fiorina and Robert P. Wayman for conference call at 1:30 p.m. PST, February 13, 2002, discussing fiscal 2002 first quarter and 2002 guidance.